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                            NASCOR MORTGAGE LOAN POOL
                            20 TO 30 -YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              NASCOR SERIES 1999-13
                             POOL PROFILE (3/16/99)

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

                                                         ---------------------      ----------------------
                                                                 Bid                      Tolerance
                                                         ---------------------      ----------------------

     AGGREGATE PRINCIPAL BALANCE                                 $500,000,000                  (+/- 5.00%)

     MORTGAGE LOAN CUTOFF DATE                                       1-Apr-99
     INTEREST RATE RANGE                                      5.500% - 8.500%
     GROSS WAC                                                          7.12%                (+/- 10 Bps%)
     WEIGHTED AVERAGE SERVICE FEE                                      25 bps
     MASTER SERVICING FEE                                             1.7 bps
     WAM (in months)                                                      356                (+/- 2 month)

     WALTV                                                                70%                (maximum 76%)

     CALIFORNIA %                                                         45%                (maximum 52%)
     SINGLE LARGEST ZIP CODE CONCENTRATION                                 2%                (maximum  5%)

     AVERAGE LOAN BALANCE                                            $361,429           (maximum $375,000)
     LARGEST INDIVIDUAL LOAN BALANCE                               $1,000,000         (maximum $1,500,000)

     CASH-OUT REFINANCE %                                                 16%                (maximum  22)

     PRIMARY RESIDENCE %                                                  99%                (minimum 93%)

     SINGLE-FAMILY DETACHED %                                             93%                (minimum 87%)

     FULL DOCUMENTATION %                                                 91%                (minimum 85%)

     UNINSURED > 80% LTV %                                                 1%                 (maximum 5%)

     TEMPORARY BUYDOWNS                                                    0%                (maximum  5%)





     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
          OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT.

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     (1)  All dollar amounts are  approximate  and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.
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


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                            NASCOR MORTGAGE LOAN POOL
                            20 TO 30 -YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              NASCOR SERIES 1999-13
                               PRICING INFORMATION

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     RATING AGENCIES                           TBD by Norwest

     PASS THRU RATE                                     6.50%

     ASSUMED SIZE OF PRINCIPAL ONLY CLASS              29 bps

     PRICING DATE                                   16-Mar-99

     FINAL STRUCTURE DUE DATE                       12-Apr-99          9:00 AM

     SETTLEMENT DATE                                29-Apr-99

     ASSUMED SUB LEVELS                                   AAA           3.900%
                                                           AA           2.500%
                                                            A           1.150%
                                                          BBB           0.700%
                                                           BB           0.400%
                                                            B           0.200%





NASCOR may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 1999-13. The principal only certficate created by the discount mortgage loans will not be included in the bid on the pricing date.



     NASCOR CONTACTS                                Brad Davis (301)846-8009
                                                    Lori Fountain (301) 846-8185

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